Exhibit 10.25

SECOND AMENDMENT TO AMENDED AND
RESTATED CREDIT AND GUARANTY AGREEMENT

This SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is made as of the 16th day of December, 2003, by and among (i) SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), (ii) SL GREEN REALTY CORP., a Maryland corporation (the “Company”, and a “Guarantor”), (iii) each of the direct and indirect Subsidiaries of Borrower or the Company that is a signatory hereto under the caption “Guarantors” on the signature pages hereto, (iv) each of the financial institutions that is a signatory hereto under the caption “Lenders” on the signature pages hereto (individually, a “Lender” and, collectively, the “Lenders”) and (v) WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, “Agent”), and is made with reference to that certain Amended and Restated Credit and Guaranty Agreement dated as of February 6, 2003, by and among Borrower, Guarantors signatory thereto, the Lenders signatory thereto, Agent and others, as amended by First Amendment To Amended and Restated Credit and Guaranty Agreement dated as of June 5, 2003 by and among Borrower, the Company, Guarantors signatory thereto, the Lenders, Agent and others (collectively, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

A.    Under the terms of the Credit Agreement, the Lenders are to provide to Borrower an unsecured term loan facility in the maximum amount of $200,000,000 (the “Facility”).

B.    The Borrower and the Company have requested that the Lenders agree to certain amendments of the Credit Agreement.

C.    The Requisite Lenders are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.     Amendments to § 1.1 of Credit Agreement.

(i)    § 1.1 of the Credit Agreement shall be amended by deleting the definition of “Unconsolidated Entity” in its entirety and replacing it with the following:

“Unconsolidated Entity.  As of any date, any Person, other than a Wholly Owned Subsidiary, in whom the Borrower, the Company or any Related Company holds an Investment, regardless of whether the financial results of such Person would or would not be consolidated under Generally Accepted Accounting Principles with the financial statements of the Borrower, if such statements were prepared as of such date. Unconsolidated Entities existing on the date hereof are set forth in Schedule 1.3.”

(ii)           § 1.1 of the Credit Agreement shall be further amended by inserting the following additional defined terms in their respective alphabetical order:

“As-Is Value.  For any Real Estate Asset set forth on Schedule 8.2(h) (as such Schedule shall be amended or supplemented from time to time), the “as-is” value of such Real Estate Asset as determined by a FIRREA compliant MAI appraisal supplied by Borrower which is less than one year old from the date of such determination and which is acceptable to the Agent and the Borrower; provided, however, that for any Real Estate Asset for which no such appraisal is available, “As-Is Value” shall be the value determined by dividing the Adjusted Net Operating Income for the immediately preceding fiscal quarter, annualized, for such Real Estate Asset by the capitalization rate (which shall in no event exceed 9.0%) set forth for such Real Estate Asset on Schedule 8.2(h) (as such Schedule shall be amended or supplemented from time to time).”

(b)           “1221 Avenue of the Americas Investment.  An Investment in less than all  of the economic and beneficial ownership interests in the 1221 Avenue of the Americas Owner.

(c)           “1221 Avenue of the Americas Investment Party.  Any Affiliate of Borrower which directly or indirectly owns or controls the 1221 Avenue of the Americas Investment, provided that if Borrower directly owns or controls the 1221 Avenue of the Americas Investment, Borrower shall be the 1221 Avenue of the Americas Investment Party.

(d)           “1221 Avenue of the Americas Investment Period.  Any period of time during which the 1221 Avenue of the Americas Investment Party owns or controls the 1221 Avenue of the Americas Investment.

(e)           “1221 Avenue of the Americas Owner. Rock-McGraw, Inc., a New York corporation (“Rock-McGraw”), the fee owner of the premises located at 1221 Avenue of the Americas, New York, New York as of the date hereof, or any successor to Rock-McGraw as fee owner of the premises located at 1221 Avenue of the Americas, New York, New York.

(f)            “Wholly Owned Subsidiary. As to any Person, a Subsidiary of such Person all of the outstanding ownership interests of which Subsidiary (other than directors’ qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person.”

3.             Additional Amendments to Credit Agreement.

(i)            § 8.2(h) of the Credit Agreement is amended by deleting the next to last paragraph of such Section in its entirety  and replacing it with the following:

“Notwithstanding the foregoing to the contrary, if, but only for so long as either (x) all Indebtedness of the Unconsolidated Entities does not exceed seventy-two percent (72%) of the aggregate dollar amount of the As-Is Values for all Real Estate Assets of such Unconsolidated Entities or (y) Structured Finance Investments do not exceed twelve percent (12%) of Total Assets, then

(i)            the Permitted Investments Cap shall increase from twenty-five percent (25%) of Total Assets to (A) during the 1221 Avenue of the Americas Investment Period, thirty-nine percent (39%) of Total Assets, or (B) during all other periods, thirty percent (30%) of Total Assets; and

(ii)           the Maximum Percentage of Total Assets in respect of Unconsolidated Entities (as described above) shall increase from twenty percent (20%) to (A) during the 1221 Avenue of the Americas Investment Period, thirty percent (30%), or (B) during all other periods, twenty-five percent (25%).”

(ii)           § 9.4 of the Credit Agreement is amended by deleting subsection (b) in its entirety  and replacing it with the following:

“(b)         The Borrower and the Company will not at any time permit the outstanding balance of Secured Recourse Indebtedness to exceed  (x) during the 1221 Avenue of the Americas Investment Period, twelve percent (12%) of Total Assets, or (y) during all other periods, ten percent (10%) of Total Assets.”

(iii)          § 9 of the Credit Agreement is amended by inserting therein a new § 9.9, as follows:

“§ 9.9.  Indebtedness of the 1221 Avenue of the Americas Investment Party.  (i)  During the 1221 Avenue of the Americas Investment Period, Indebtedness of the 1221 Avenue of the Americas Owner will not at any time exceed twenty-five percent (25%) of the aggregate Adjusted Net Operating Income for the immediately preceding fiscal quarter, annualized, for the Real Estate Asset constituting the premises located at 1221 Avenue of the Americas, New York, New York, divided by eight percent (8%).

(ii)           During the 1221 Avenue of the Americas Investment Period, the aggregate Indebtedness of the Unconsolidated Entities will not at any time exceed seventy-two percent (72%) of the aggregate dollar amount of the As-Is Values for all Real Estate Assets of such Unconsolidated Entities as of such time.”

(iv)          § 9.9 of the Credit Agreement (as in effect immediately prior to this Amendment becoming effective) is amended (x) by renumbering such section as

§ 9.10 and (y) by deleting therefrom the term “§ 9.8” in each instance it appears and inserting in lieu thereof the term “§ 9.9”.

(v)           The Credit Agreement is further amended by adding thereto a Schedule 8.2(h), in the form and substance set forth on Annex A attached hereto.

(vi)          In connection with the foregoing amendments, Schedule I to the Compliance Certificate will, in addition to the items currently set forth therein, set forth the financial data, computations and other matters required to establish compliance with the provisions of § 9.9.

4.             Agreements of Guarantors.  Each of the Guarantors

(i)            acknowledges and consents to the execution, delivery and performance by Borrower and the Company of this Amendment; and

(ii)           reaffirms and agrees that the respective Guaranty as to which such Guarantor is party under the Credit Agreement and all other Loan Documents executed and delivered by such Guarantor to the Agent and the Lenders in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim and will so continue.

5.             Representations and Warranties.  Borrower and each of the Guarantors hereby jointly and severally represent and warrant to the Agent and the Lenders as follows:

(a)           No Default or Event of Default has occurred and is continuing.

(b)           The execution, delivery and performance by Borrower and the Guarantors of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.  This Amendment and the Credit Agreement each constitute the legal, valid and binding obligation of Borrower and each of the Guarantors which are parties thereto, respectively, enforceable against them in accordance with their respective terms, without defense, counterclaim or offset.

(c)           None of the organizational documents, including, but not limited to, partnership agreements, operating agreements, limited liability company agreements and by-laws, of (1) Borrower and each of the Guarantors (other than Green 317 Madison LLC (“Green 317”)) has been amended or modified since March 17, 2003, except that (i) the Articles of Incorporation of the Company have been supplemented by Articles Supplementary Establishing And Fixing The Rights and Preferences Of A Series Of Shares Of Preferred Stock dated December 9, 2003 (the “Articles Supplementary”) and (ii) the partnership agreement of Borrower has been amended by Third Amendment to the First Amended and Restated Agreement of Limited Partnership of Borrower dated

December 12, 2003 (the “Third Amendment”) and (2) Green 317 has been amended or modified since September 23, 2003.

(d)           Borrower and each of the Guarantors are entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent, the Lenders, any of their respective Affiliates or any other Person and hereby acknowledge and agree that they are not aware (i) of any claim or cause of action against the Agent, any Lender or any of their respective Affiliates, directors, officers, agents or employees, arising from or in connection with the Loan Documents or otherwise and (ii) that there are any claims, demands, offsets or defenses at law or in equity that would defeat or diminish the rights and remedies of Agent or the Lenders under the Loan Documents.

(e)           The list of Unconsolidated Entities set forth on Schedule 1.3 of the Credit Agreement is true, correct and complete as of the date hereof.

6.             Effective Date.  This Amendment will become effective as of December 16, 2003  provided that each of the following conditions precedent is satisfied before the close of business on such date (the “Effective Date”):

(a)           The Agent has received from Borrower, each of the Guarantors and each of the Requisite Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment by no later than 9:00 AM (New York time) on  December 16, 2003.

(b)           The Agent has received from (i) Borrower and each of the Guarantors a copy of a resolution passed by the board of directors of such corporation (or other evidence satisfactory to the Agent in the case of such a Person which is not a corporation), certified by the secretary or an Assistant Secretary of such corporation (or such other Person satisfactory to the Agent in the case of such a Person which is not a corporation) as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment and (ii) a certificate from the secretary of the Company certifying that attached to such certificate are true, correct and accurate copies of the Articles Supplementary and the Third Amendment.

(c)           The Agent shall have received from the Company a certificate of a Responsible Officer of each of Borrower and the Company dated as of the Effective Date stating that all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date.

(d)           The Agent shall have received an opinion of counsel to the Borrowers and the Guarantors in form and substance satisfactory to the Agent;

(e)           Borrower or the Company shall have paid (i) the expenses of the Agent, including its attorneys’ reasonable fees and disbursements, and (ii) to the

Agent for the benefit of the Lenders, the amendment fee equal to .15% of the Total Commitment as of the Effective Date.

For purposes of determining compliance with the conditions specified in this Section 6, each Lender that has executed the First Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

7.             Miscellaneous.

(a)           Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment.  This Amendment shall be deemed to be a “Loan Document” for all purposes of the Credit Agreement and all other Loan Documents.

(b)           This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.  No third party beneficiaries are intended in connection with this Amendment.

(c)           THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(d)           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original.  Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

(e)           This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior drafts and communications with respect thereto.  This Amendment may not be amended except in accordance with the provisions of § 26 of the Credit Agreement.

(f)            If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g)           Neither Borrower nor any Guarantor shall include any reference (written or oral) to the Agent, any Lender or any Loan Document in any public statement, disclosure, filing or press release unless the inclusion of such reference is required by applicable Law (in the reasonable opinion of the Company and its counsel).  To the extent any such reference is made none of the Agent or any Lender shall be deemed to have approved, consented to or otherwise authorized the same, unless such approval, consent or authorization shall be in writing executed by the Agent and each Lender referred to therein.

(h)           The Company covenants to pay to or reimburse the Agent, upon demand, for (i) all reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, and (ii) any and all other accrued but unpaid amounts due and owing in accordance with § 15 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in the City of New York, New York and the other parties hereto have caused this Amendment to be duly executed, each as of the date first above written

BORROWER:

SL GREEN OPERATING PARTNERSHIP, L.P.

By:	SL GREEN REALTY CORP., its general partner

By
Name: Title:

GUARANTOR:

SL GREEN REALTY CORP., a Maryland corporation

By
Name: Title:

GUARANTOR:

NEW GREEN 1140 REALTY LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp., a Maryland corporation, its general partner

By
Name: Title:

GUARANTOR:

SLG 17 BATTERY LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp., a Maryland corporation, its general partner

By
Name: Title:

GUARANTOR:

SL GREEN MANAGEMENT LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp., a Maryland corporation, its general partner

By
Name: Title:

GUARANTOR:

SLG IRP REALTY LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp., a Maryland corporation, its general partner

By
Name: Title:

GUARANTOR:

GREEN 286 MADISON LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp., a Maryland corporation, its general partner

By
Name: Title:

GUARANTOR:

GREEN 317 MADISON LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp., a Maryland corporation, its general partner

By
Name: Title:

GUARANTOR:

GREEN 292 MADISON LLC, a New York limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its manager

	By:	SL Green Realty Corp., a Maryland corporation, its general partner

By
Name: Title:

GUARANTOR:

GREEN 110 EAST 42nd LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its sole member

By
Name: Title:

GUARANTOR:

GREEN 1372 BROADWAY LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its sole member

By
Name: Title:

GUARANTOR:

GREEN 1466 BROADWAY LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its sole member

By
Name: Title:

GUARANTOR:

GREEN 440 NINTH LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its sole member

By
Name: Title:

GUARANTOR:

GREEN 470 PAS LLC, a Delaware limited liability company

By:	SL Green Operating Partnership, L.P., a Delaware limited partnership, its sole member

By
Name: Title:

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, As Administrative Agent

By
Christopher B. Wilson Vice President

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By
Christopher B. Wilson Vice President

LENDER:

COMMERZBANK AG NEW YORK BRANCH

By
Name: Title:

By
Name: Title:

LENDER:

EUROHYPO AG, NEW YORK BRANCH

By
Name: Title:

By
Name: Title:

LENDER:

PB CAPITAL CORPORATION

By
Name: Title:

By
Name: Title:

LENDER:

KEYBANK NATIONAL ASSOCIATION

By
Name: Title:

LENDER:

HSH NORDBANK AG, NEW YORK BRANCH

By
Name: Title:

By
Name: Title:

ANNEX A

Schedule 8.2(h)

Unconsolidated Real Estate Asset	Valuation Cap Rate
180 Madison Ave.	9%
1250 Broadway	9%
1515 Broadway	8.5%
321 W. 44th St.	9%
1 Park Ave.	9%
100 Park Ave.	8.5%
1221 Ave. of the Americas	8%